INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 12           INCOME TAXES

As of December 31, 2012 and 2011, the Company had net operating loss carry-forwards totaling approximately $3,129,410 and $2,138,602, respectively, that begin to expire in 2025.  The carry-forward losses and the related deferred tax benefit are significantly limited by the provisions of Internal Revenue Code Section 382. The Company’s taxable losses and temporary differences created a deferred tax asset before valuation allowances of approximately $1,165,226 and $1,460,510 at December 31, 2012 and 2011, respectively. Due to the Company determining that it will not likely realize the deferred tax asset, a full valuation allowance has been taken to reduce the deferred tax asset to zero as of December 31, 2012 and 2011, respectively.

In 2012 and 2011, the primary difference between financial statement reporting and taxable income (loss) was expenses not deductible for tax purposes including non-cash share based payments issued for services, amortization of discounts on debt, and gains from non-cash exchanges of $929,020 and $711,999, respectively. Temporary differences between financial statement reporting loss and taxable loss were due to differences in timing of recognition for expenses related to deferred compensation and depreciation of fixed assets.

The deferred tax assets as of December 31, 2012 and 2011 are as follows:

	2012	2011
Deferred Tax Asset:
Net Operating Loss Carryforwards	$2,138,602	$1,804,852
Current Year Net Operating Loss/(Gain)	990,808	333,750
Total Operating Loss Carryforward	3,129,410	2,138,602
Enacted Future Tax Rate	35%	35%
Deferred Tax Asset for NOL	1,095,294	748,511
Deferred Tax Asset for Temporary Differences Between Book and Tax Income	69,932	711,999
Gross Deferred Tax Asset	1,165,226	1,460,510
Valuation Allowance	(1,165,226)	(1,460,510)
Net Deferred Tax Asset	-	-